Prospectus, June 1, 2002

Evergreen
Money Market Funds

Evergreen California Municipal Money Market Fund
Evergreen Florida Municipal Money Market Fund
Evergreen Money Market Fund
Evergreen Municipal Money Market Fund
Evergreen New Jersey Municipal Money Market Fund
Evergreen New York Municipal Money Market Fund
Evergreen Pennsylvania Municipal Money Market Fund
Evergreen Treasury Money Market Fund
Evergreen U.S. Government Money Market Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen California Municipal Money Market Fund
Evergreen Florida Municipal Money Market Fund
Evergreen Money Market Fund
Evergreen Municipal Money Market Fund
Evergreen New Jersey Municipal Money Market Fund
Evergreen New York Municipal Money Market Fund
Evergreen Pennsylvania Municipal Money Market Fund
Evergreen Treasury Money Market Fund
Evergreen U.S. Government Money Market Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek a high rate of current income consistent with stability of principal and liquidity. Evergreen Municipal Money Market Fund also seeks current income which is exempt from regular federal income tax and Evergreen California Municipal Money Market Fund, Evergreen Florida Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund also seek current income which is exempt from regular federal income tax and applicable state taxes.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Money Market Funds

typically rely on a combination of the following strategies:

  maintaining $1.00 per share net asset value;
  investing in high quality, short-term money market instruments, including U.S. government securities;
  investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio managers deem necessary.

may be appropriate for investors who:

  are seeking a conservative investment which invests in relatively safe securities;
  are seeking a fund for short-term investment; and
  are seeking liquidity.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Concentration Risk

An investment in a fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state’s economy that may weaken or jeopardize the ability of the state’s municipal security issuers to pay interest and principal on their debt obligations.

Non-Diversification Risk

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of assets in a single issuer than may be invested by a diversified fund. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio than in a fund which invests in numerous issuers.

California Municipal Money Market Fund

FUND FACTS:

Goals:

  High Current Income Exempt from Federal and California State Income Taxes
  Preservation of Capital
  Liquidity

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  ECMXX (Class A)
  ECUXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, from California personal income tax, as is believed to be consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in municipal money market securities issued by the State of California or its political subdivisions, agencies, instrumentalities, or other governmental units (such as U.S. territories). These municipal money market securities include fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations. Under normal circumstances, at least 80% of the Fund’s annual interest income will be exempt from federal income tax other than the federal alternative minimum tax and, to the extent possible, from California personal income tax. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate.

  The Fund will comply with the diversification requirements prescribed by Rule 2a-7. However, the Fund is non-diversified and therefore may invest a significant percentage of its assets in obligations of a single issuer. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Concentration Risk
    Non-Diversification Risk
  The performance of the Fund is influenced by the political, economic and statutory environment within the State of California. The Fund invests in obligations of California issuers, which results in the Fund’s performance being subject to risks associated with the most current conditions within the state. Some of these conditions may include continuing uncertainties regarding the state’s power markets, slow economic growth following a mild recession in 2001 and a cyclical downturn in the high technology sector. State revenues have been severely and adversely affected by the economic slowdown and, in particular, stock market declines since mid-2000, which have dramatically reduced income from capital gains realizations and stock option activity. The state faces an estimated $23.6 billion budget gap for the 2001-02 and 2002-03 fiscal years. The state also faces a cash flow shortfall which will require additional short-term borrowing in June, 2002 in order to assure payment of all obligations coming due in June, July and August, 2002. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues. For more information on the factors that could affect the ability of California municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning California” in the Statement of Additional Information.

  Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  Since the Fund commenced operations on 9/24/2001, total return information is not available for a full calendar year. Financial information for the Fund from 9/24/2001 through 1/31/2002 is available in the "Financial Highlights."

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [1]
Class A	0.45%	0.30%	0.33%	1.08%
Class I	0.45%	0.00%	0.33%	0.78%

  1. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.88% for Class A and 0.58% for Class I.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 110	$ 80
3 years	$ 343	$ 249
5 years	$ 595	$ 433
10 years	$ 1,317	$ 966

  Florida Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income Exempt from Federal and Florida State Taxes
  Preservation of Capital
  Liquidity
  Stability of Principal

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  EFIXX (Class A)
  EFMXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in high quality, short-term debt obligations issued by the State of Florida, and possessions of the U.S. and their political subdivisions, which are exempt from federal income tax other than the alternative minimum tax and exempt from the Florida intangible personal property tax, and are determined to present minimal credit risk. These municipal money market securities include fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate.

  The Fund will comply with the diversification requirements prescribed by Rule 2a-7. However, the Fund is non-diversified and therefore may invest a significant percentage of its assets in obligations of a single issuer. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Concentration Risk
    Non-Diversification Risk
  The performance of the Fund is influenced by the political, economic and statutory environment within the State of Florida. The Fund invests in obligations of Florida issuers, which results in the Fund’s performance being subject to risks associated with the most current conditions within the state. Some of these conditions include state budgetary problems associated with the state’s growing population, its reliance on tourism, and the impact which both of these factors may have on the state’s tax base and revenues. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues. For more information on the factors that could affect the ability of Florida municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning Florida” in the Statement of Additional Information.

  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 10/26/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
							2.66	3.49	2.21

Best Quarter:	4th Quarter 2000	+ 0.93%
Worst Quarter:	4th Quarter 2001	+ 0.31%
Year-to-date total return through 3/31/2002 is +0.19%.

  The next table lists the Fund’s average annual total return by class over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/26/1998
Class A	10/26/1998	2.21%	N/A	N/A	2.78%
Class I	12/29/1998	2.52%	N/A	N/A	3.07%

  1. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. These historical returns for Class I have not been adjusted to reflect the effect of the Class' 12b-1 fees. These fees are 0.30% for Class A. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class I would have been higher.

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.41%	0.30%	0.14%	0.85%
Class I	0.41%	0.00%	0.14%	0.55%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 87	$ 56
3 years	$ 271	$ 176
5 years	$ 471	$ 307
10 years	$ 1,049	$ 689

  Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income
  Preservation of Capital
  Liquidity

  Principal Investments:

  Money Market Instruments
  Short-term Corporate Debt Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  EMAXX (Class A)
  EMBXX (Class B)
  EMCXX (Class C)
  EGMXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests principally in money market securities including short-term corporate debt obligations (such as fixed, variable or floating rate securities), certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements determined to present minimal credit risk.

  In addition, the Fund may invest in U.S. Treasury obligations and short-term securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including the Inter-american Development Bank and the International Bank for Reconstruction and Development. The Fund may invest up to 30% of its assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. The Fund may also invest in bank obligations.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  In addition to interest rate risk and credit risk, the Fund is subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriated but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

  If the Fund invests in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
3.88	3.22	3.98	5.66	5.22	5.31	5.26	4.93	6.11	3.89

Best Quarter:	4th Quarter 2000	+ 1.57%
Worst Quarter:	4th Quarter 2001	+ 0.53%
Year-to-date total return through 3/31/2002 is +0.40%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/2/1987
Class A	1/4/1995	3.58%	4.79%	4.53%	5.50%
Class B	1/26/1995	- 2.14%	3.71%	4.02%	5.13%
Class C	8/1/1997	0.86%	4.18%	4.28%	5.33%
Class I	11/2/1987	3.89%	5.10%	4.74%	5.65%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	5.00%	2.00%	None

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.39%	0.30%	0.17%	0.86%[2]
Class B	0.39%	1.00%	0.17%	1.56%
Class C	0.39%	1.00%	0.17%	1.56%
Class I	0.39%	0.00%	0.17%	0.56%

  2. From time to time, 12b-1 fees for Class A may be voluntarily reduced or waived. The 12b-1 fees and Total Fund Operating Expenses do not reflect the 12b-1 fee waivers. Including fee waivers, the 12b-1 fees were 0.29% and Total Fund Operating Expenses were 0.85% for Class A.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 88	$ 659	$ 359	$ 57	$ 159	$ 159
3 years	$ 274	$ 793	$ 493	$ 179	$ 493	$ 493
5 years	$ 477	$ 1,050	$ 850	$ 313	$ 850	$ 850
10 years	$ 1,061	$ 1,580	$ 1,856	$ 701	$ 1,580	$ 1,856

  Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income Exempt from Federal Income Tax
  Preservation of Capital
  Liquidity

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  EXAXX (Class A)
  EVTXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income exempt from regular federal income tax, as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in municipal securities (including fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations), the interest from which is exempt from federal income tax, other than the alternative minimum tax.

  The Fund invests in municipal money market securities determined to present minimal credit risk and issued by any U.S. state, the District of Columbia and their political subdivisions. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
3.16	2.48	2.76	3.76	3.39	3.49	3.40	3.18	4.01	2.67

Best Quarter:	4th Quarter 2000	+ 1.05%
Worst Quarter:	4th Quarter 2001	+ 0.40%
Year-to-date total return through 3/31/2002 is +0.28%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/2/1988
Class A	1/5/1995	2.37%	3.04%	3.02%	3.70%
Class I	11/2/1988	2.67%	3.35%	3.23%	3.87%

  1. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. These historical returns for Class A have not been adjusted to reflect the effect of the Class' 12b-1 fees. These fees are 0.30% for Class A. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class A would have been lower.

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.42%	0.30%	0.14%	0.86%
Class I	0.42%	0.00%	0.14%	0.56%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 88	$ 57
3 years	$ 274	$ 179
5 years	$ 477	$ 313
10 years	$ 1,061	$ 701

  New Jersey Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income Exempt from Federal and New Jersey State Income Taxes
  Preservation of Capital
  Liquidity
  Stability of Principal

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  ENJXX (Class A)
  EJMXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in municipal money market securities issued by the State of New Jersey, possessions of the U.S. and their political subdivisions, which are exempt from federal income tax other than the alternative minimum tax and exempt from the New Jersey gross income tax, and which are determined to present minimal credit risk. These municipal money market securities include fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate.

  The Fund will comply with the diversification requirements prescribed by Rule 2a-7. However, the Fund is non-diversified and therefore may invest a significant percentage of its assets in obligations of a single issuer. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Concentration Risk
    Non-Diversification Risk
  The performance of the Fund is influenced by the political, economic and statutory environment within the State of New Jersey. The Fund invests in obligations of New Jersey issuers, which results in the Fund’s performance being subject to risks associated with the most current conditions within the state. Some of these conditions include the state’s slowing growth rate since 1987 and the job losses which have occurred in certain sectors of New Jersey’s economy. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues. For more information on the factors that could affect the ability of the New Jersey municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning New Jersey” in the Statement of Additional Information.

  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 10/26/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
							2.54	3.46	2.28

Best Quarter:	4th Quarter 2000	+ 0.91%
Worst Quarter:	4th Quarter 2001	+ 0.33%
Year-to-date total return through 3/31/2002 is +0.19%.

  The next table lists the Fund’s average annual total return by class over the past year and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/26/1998
Class A	10/26/1998	2.28%	N/A	N/A	2.75%
Class I	4/5/1999	2.58%	N/A	N/A	3.02%

  1. Historical performance shown for Class I prior to its inception is based on the performance of Class A, the original class offered. These historical returns for Class I have not been adjusted to reflect the effect of the Class' 12b-1 fees. These fees are 0.30% for Class A. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class I would have been higher.

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.41%	0.30%	0.14%	0.85%
Class I	0.41%	0.00%	0.14%	0.55%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 87	$ 56
3 years	$ 271	$ 176
5 years	$ 471	$ 307
10 years	$ 1,049	$ 689

  New York Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Rate of Current Income Exempt from Federal and New York State and New York City Income Taxes
  Preservation of Capital
  Liquidity

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  ENYXX (Class A)
  ENIXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks as high a rate of current income exempt from regular federal income tax and New York State and New York City personal income taxes as is believed to be consistent with preservation of capital and maintenance of liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in New York tax-exempt securities, which are debt obligations issued by the State of New York, or any of its political subdivisions, agencies, instrumentalities, or other governmental units (such as U.S. territories), the interest from which is exempt from federal income tax other than the alternative minimum tax and exempt from New York State and New York City personal income taxes. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate.

  The Fund will comply with the diversification requirements prescribed by Rule 2a-7. However, the Fund is non-diversified and therefore may invest a significant percentage of its assets in obligations of a single issuer. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Concentration Risk
    Non-Diversification Risk
  The performance of the Fund is influenced by the political, economic and statutory environment within the State of New York. The Fund invests in obligations of New York issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the state. Some of these conditions may include the valuation of real estate and the performance of the banking industry, as well as other factors which may cause rating agencies to downgrade the credit ratings on certain issues. For more information on the factors that could affect the ability of the New York municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning New York” in the Statement of Additional Information.

  Distributions of capital gains and other taxable income will be subject to tax under the personal income taxes of New York State, New York City and other New York municipalities. Corporations subject to the New York State corporation franchise tax or the New York City general corporation tax will generally be subject to tax on all distributions of income from the Fund.

  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  Since the Fund commenced operations on 9/24/2001, total return information is not available for a full calendar year. Financial information for the Fund from 9/24/2001 through 1/31/2002 is available in the "Financial Highlights."

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [1]
Class A	0.40%	0.30%	0.29%	0.99%
Class I	0.40%	0.00%	0.29%	0.69%

  1. From time to time, the Fund’s investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including fee waivers, Total Fund Operating Expenses were 0.88% for Class A and 0.58% for Class I.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 101	$ 70
3 years	$ 315	$ 221
5 years	$ 547	$ 384
10 years	$ 1,213	$ 859

  Pennsylvania Municipal Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income Exempt from Federal and Pennsylvania State Income Taxes
  Preservation of Capital
  Liquidity

  Principal Investment:

  Municipal Money Market Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  EPPXX (Class A)
  EPAXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to provide investors with as high a level of current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania income tax, as is consistent with preserving capital and providing liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund invests at least 80% of its assets in municipal money market securities issued by the Commonwealth of Pennsylvania, possessions of the U.S. and their political subdivisions, which are exempt from federal income tax other than the alternative minimum tax and exempt from the Pennsylvania income tax, and are determined to present minimal credit risk. These municipal money market securities include fixed, variable or floating rate general obligation and revenue bonds; tax, bond and revenue anticipation notes; and commercial paper obligations. The Fund also invests in tender option bonds, which are demand obligations that bear interest at the prevailing short-term, tax-exempt rate.

  The Fund will comply with the diversification requirements prescribed by Rule 2a-7. However, the Fund is non-diversified and therefore may invest a significant percentage of its assets in obligations of a single issuer. In determining which securities to purchase for the portfolio, the portfolio managers focus on the supply and demand of the security in the market place as well as the current interest rate environment.

  The Fund may temporarily invest up to 20% of its assets in high quality, short-term taxable securities under one or more of the following circumstances: (a) pending investment of proceeds from the sale of Fund shares or portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. However, the Fund may temporarily invest up to 100% of its assets in taxable securities for defensive purposes, which may result in the Fund not achieving its investment objective.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Concentration Risk
    Non-Diversification Risk
  The performance of the Fund is influenced by the political, economic and statutory environment within the Commonwealth of Pennsylvania. The Fund invests in obligations of Pennsylvania issuers, which results in the Fund’s performance being subject to risks associated with the most current conditions within the Commonwealth. Some of these conditions include adverse changes to the statewide, regional or local economies which affect the creditworthiness of the Commonwealth and certain other non-governmental related issuers and may cause rating agencies to downgrade the credit ratings on certain issues. For more information on the factors that could affect the ability of the Pennsylvania municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning Pennsylvania” in the Statement of Additional Information.

  Because the taxable money market is a broader and more liquid market and has a greater number of investors, issuers and market makers than the market for short-term, tax-exempt municipal securities, the liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term, tax-exempt municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
2.87	2.12	2.54	3.66	3.07	3.22	3.09	2.96	3.84	2.59

Best Quarter:	4th Quarter 2000	+ 1.01%
Worst Quarter:	4th Quarter 2001	+ 0.42%
Year-to-date total return through 3/31/2002 is +0.29%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/15/1991
Class A	8/22/1995	2.43%	3.02%	2.93%	2.98%
Class I	8/15/1991	2.59%	3.14%	2.99%	3.05%

  1. Historical performance shown for Class A prior to its inception is based on the performance of Class I, the original class offered. These historical returns for Class A have not been adjusted to reflect the effect of the Class' 12b-1 fees. These fees are 0.30% for Class A. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class A would have been lower.

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.36%	0.30%	0.12%	0.78%[2]
Class I	0.36%	0.00%	0.12%	0.48%

  2. From time to time, 12b-1 fees for Class A may be voluntarily reduced or waived. The 12b-1 fees and Total Fund Operating Expenses do not reflect any 12b-1 fee waivers. Including current fee waivers, the 12b-1 fees for the current fiscal year are expected to be 0.18% and Total Fund Operating Expenses are expected to be 0.66% for Class A.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 80	$ 49
3 years	$ 249	$ 154
5 years	$ 433	$ 269
10 years	$ 966	$ 604

  Treasury Money Market Fund

  FUND FACTS:

  Goals:

  Stability of Principal
  Current Income

  Principal Investments:

  Short-term U.S. Treasury Obligations
  Repurchase Agreements backed by Short-term U.S. Treasury Obligations

  Classes of Shares Offered in this Prospectus:

  Class A
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  ETAXX (Class A)
  ETYXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to maintain stability of principal while earning current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in short-term U.S. Treasury obligations (with an average dollar-weighted maturity of 60 days or less) and repurchase agreements backed at least 80% by such obligations. U.S. Treasury securities are guaranteed as to principal and interest, and supported by the full faith and credit of the U.S. government.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
3.67	3.04	4.06	5.69	5.09	5.22	5.14	4.65	5.91	3.66

Best Quarter:	4th Quarter 2000	+ 1.54%
Worst Quarter:	4th Quarter 2001	+ 0.52%
Year-to-date total return through 3/31/2002 is +0.43%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund.

  Average Annual Total Return
  (for the period ended 12/31/2001)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/6/1991
Class A	3/6/1991	3.35%	4.60%	4.30%	4.38%
Class I	3/6/1991	3.66%	4.91%	4.61%	4.69%

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.31%	0.30%	0.09%	0.70%
Class I	0.31%	0.00%	0.09%	0.40%

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class A	Class I
1 year	$ 72	$ 41
3 years	$ 224	$ 128
5 years	$ 390	$ 224
10 years	$ 871	$ 505

  U.S. Government Money Market Fund

  FUND FACTS:

  Goals:

  High Current Income
  Preservation of Capital
  Liquidity

  Principal Investment:

  Short-term U.S. Government Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  NASDAQ Symbols:

  EGAXX (Class A)
  EGBXX (Class B)
  EGCXX (Class C)
  EGGXX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to achieve as high a level of current income as is consistent with preserving capital and maintaining liquidity.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund will normally invest at least 80% of its assets in high quality, short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements backed by such securities. In addition, the Fund may invest in obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development.

  The portfolio managers focus primarily on the interest rate environment in determining which securities to purchase for the portfolio. Generally, in a rising rate environment, the Fund will invest in securities of shorter maturities. If interest rates are high, the Fund will generally invest in securities with longer maturities; however, the Fund will not acquire any security with a remaining maturity of greater than 397 days.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
  In addition to interest rate risk and credit risk, the Fund is subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriated but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  Since the Fund commenced operations on 6/26/2001, total return information is not available for a full calendar year. Financial information for the Fund from 6/26/2001 through 1/31/2002 is available in the "Financial Highlights."

  To obtain current yield information call 1-800-343-2898.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 1/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	5.00%	2.00%	None

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.40%	0.30%	0.35%	1.05%[1]
Class B	0.40%	1.00%	0.35%	1.75%
Class C	0.40%	1.00%	0.35%	1.75%
Class I	0.40%	0.00%	0.35%	0.75%

  1. From time to time, 12b-1 fees for Class A may be voluntarily reduced or waived. The 12b-1 fees and Total Fund Operating Expenses do not reflect the 12b-1 fee waivers. Including fee waivers, the 12b-1 fees were 0.13% and Total Fund Operating Expenses were 0.88% for Class A.

  The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 107	$ 678	$ 378	$ 77	$ 178	$ 178
3 years	$ 334	$ 851	$ 551	$ 240	$ 551	$ 551
5 years	$ 579	$ 1,149	$ 949	$ 417	$ 949	$ 949
10 years	$ 1,283	$ 1,791	$ 2,062	$ 930	$ 1,791	$ 2,062

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen Funds is a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation, the fourth largest bank holding company in the United States, with over $319.6 billion in consolidated assets as of 4/30/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and manages over $106.6 billion in assets for 129 of the Evergreen and Wachovia Funds as of 4/30/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 1/31/2002, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets
California Municipal Money Market Fund	0.25%
Florida Municipal Money Market Fund	0.41%
Money Market Fund [1]	0.39%
Municipal Money Market Fund	0.42%
New Jersey Municipal Money Market Fund	0.41%
New York Municipal Money Market Fund	0.29%
Pennsylvania Municipal Money Market Fund	0.36%
Treasury Money Market Fund [1]	0.31%
U.S. Government Money Market Fund	0.40%

  1. Effective May 11, 2001, the investment advisory contract for the Fund was transferred to EIMC. There were no changes in advisory fee rates.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates the share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued on an amortized cost basis according to Rule 2a-7 under the Investment Company Act of 1940. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straightline amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own.

  Shareholders whose purchase of shares of the Fund is accepted at or before 2 p.m. Eastern time for Money Market Fund, Treasury Money Market Fund and U.S. Government Money Market Fund, and 12:00 Noon Eastern time for California Municipal Money Market Fund, Florida Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund on any day the market is open, except in those cases where the market closes earlier, will receive the dividend declared by the Fund for that day; shareholders whose purchase of shares is accepted after the times noted above will begin earning dividends on the next business day after the Fund accepts their order.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen Fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. The Funds offer up to six different share classes. Only Class A, Class B, Class C and Class I shares are offered in this prospectus. To determine which classes of shares are offered by each Fund, see the Fund Facts section next to each Fund’s Risk/Return Summary previously presented. Each class except Class A and Class I has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  Each Fund offers Class A shares at NAV without a front-end sales charge. However, Class A shares are subject to 12b-1 fees and certain broker-dealers and other financial institutions may impose a fee in connection with purchases of Class A shares of the Funds. When exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen Funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. This sales charge only applies to Class A shares of an Evergreen money market fund.

  Class B (Money Market Fund and U.S. Government Money Market Fund Only)

  If you select Class B shares, you do not pay a front-end sales charge. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 7 years	Converts to Class A
Dealer Allowance	5.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C (Money Market Fund and U.S. Government Money Market Fund Only)

  Like Class B shares, you do not pay a front-end sales charge on Class C shares, and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	2.00%
Month of Purchase + Second 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant
  For additional information, see "Service Fees and Commissions Paid to Investment Professionals" in part two of the SAI.

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or its advisory affiliates) through special arrangements entered into on behalf of the Evergreen Funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen Fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to Evergreen Distributor Inc. (EDI) or its predecessor.

  HOW TO BUY SHARES

  Evergreen Funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen Funds service representative.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at www.evergreeninvestments.com.
    Make the check payable to Evergreen Funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen Funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1-800-343-2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 2 p.m. Eastern time for Money Market Fund, Treasury Money Market Fund and U.S. Government Money Market Fund and 12 Noon Eastern time for California Municipal Money Market Fund, Florida Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Mone Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund on market trading days will receive dividends starting on the next market trading day. [3]

    Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or to speak with an Evergreen Funds service representative call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen Funds account by contacting your investment professional or an Evergreen Funds service representative, calling the Evergreen Express Line at 1-800-346-3858 or by visiting our website at www.evergreeninvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page.)

Systematic Investment Plan (SIP)
    You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment.

    To establish automatic investing for an existing account, call 1-800-343-2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1-800-343-2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen Funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  HOW TO REDEEM SHARES

  We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or to speak with an Evergreen Funds service representative call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
    See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1-800-343-2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen Funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1-800-343-2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen Funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1-800-346-3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen Funds portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at www.evergreeninvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. California Municipal Money Market Fund, Florida Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund expect that substantially all of their regular dividends will be exempt from federal income tax other than the alternative minimum tax. Otherwise, the Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Funds for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers). It is not anticipated that any significant capital gains will be realized by the Funds.

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividends will be reinvested. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  Retirement Plans

  You may invest in an Evergreen Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen Funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30% of the average daily net assets of the class and all or a portion of these fees may be voluntarily waived from time to time. These fees increase the cost of your investment. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are “invisible,” investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For the fiscal years or periods ended prior to January 31, 2000, the tables for Money Market Fund and Municipal Money Market Fund were derived from financial information audited by other accountants. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the SAI.

  California Municipal Money Market Fund

Year Ended
January 31, 2002 (a)
CLASS A
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0 ††

Distributions to shareholders from
Net investment income	0 ††

Net asset value, end of period	$ 1.00
Total return	0.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 117,217
Ratios to average net assets
Expenses‡	0.89%†
Net investment income	1.12%†

Year Ended
January 31, 2002 (a)
CLASS I
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.01

Distributions to shareholders from
Net investment income	- 0.01

Net asset value, end of period	$ 1.00
Total return	0.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 168
Ratios to average net assets
Expenses‡	0.58%†
Net investment income	1.42%†
(a) For the period from September 24, 2001(commencement of class operations) to January 31, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Represents an amount less than $0.005 per share.

  Florida Municipal Money Market Fund

Year Ended January 31,
	2002	2001	2000	1999 (a)
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.02	0.03	0.03	0.01

Distributions to shareholders from
Net investment income	- 0.02	- 0.03	- 0.03	- 0.01

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.03%	3.48%	2.69%	0.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 60,484	$ 27,519	$ 140,403	$ 84,343
Ratios to average net assets
Expenses‡	0.86%	0.85%	0.84%	0.93%†
Net investment income	1.89%	3.39%	2.77%	2.66%†

Year Ended January 31,
	2002	2001	2000	1999 (b)
CLASS I †††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.02	0.04	0.03	0 ††

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.03	0 ††

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.34%	3.79%	3.01%	0.26%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 260	$ 71	$ 105	$ 1
Ratios to average net assets
Expenses‡	0.51%	0.55%	0.54%	0.65%†
Net investment income	2.20%	3.69%	3.07%	2.98%†
(a) For the period from October 26, 1998 (commencement of class operations) to January 31, 1999.
(b) For the period from December 29, 1998 (commencement of class operations) to January 31, 1999.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Represents an amount less than $0.005 per share.
††† Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  Money Market Fund

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.03	0.06	0.05	0.05	0.02	0.05

Distributions to shareholders from
Net investment income	- 0.03	- 0.06	- 0.05	- 0.05	- 0.02	- 0.05

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.20%	5.84%	4.68%	4.90%	2.08%	4.95%
Ratios and supplemental data
Net assets, end of period (millions)	$ 9,605	$ 2,302	$ 8,931	$ 5,210	$ 2,910	$ 2,803
Ratios to average net assets
Expenses‡	0.88%	0.84%	0.83%	0.85%	0.89%†	0.79%
Net investment income	2.42%	5.54%	4.63%	4.78%	4.91%†	4.87%

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS B
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.02	0.05	0.04	0.04	0.02	0.04

Distributions to shareholders from
Net investment income	- 0.02	- 0.05	- 0.04	- 0.04	- 0.02	- 0.04

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return*	2.48%	5.11%	3.95%	4.18%	1.78%	4.22%
Ratios and supplemental data
Net assets, end of period (millions)	$ 92	$ 52	$ 67	$ 65	$ 25	$ 23
Ratios to average net assets
Expenses‡	1.57%	1.54%	1.53%	1.55%	1.59%†	1.49%
Net investment income	2.25%	4.95%	3.89%	4.09%	4.22%†	4.16%
(a) For the five months ended January 31, 1998. The Fund changed its fiscal year end from August 31 to January 31, effective January 31, 1998.
* Excluding applicable sales charges.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

	Year Ended January 31,					Year Ended
	2002	2001	2000	1999	1998 (a)	August 31, 1997 (b)
CLASS C
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.02	0.05	0.04	0.04	0.02	0 ††

Distributions to shareholders from
Net investment income	- 0.02	- 0.05	- 0.04	- 0.04	- 0.02	0 ††

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return*	2.48%	5.11%	3.95%	4.18%	1.78%	0.37%
Ratios and supplemental data
Net assets, end of period (millions)	$ 15	$ 9	$ 6	$ 5	$ 2	$ 5
Ratios to average net assets
Expenses‡	1.57%	1.55%	1.54%	1.55%	1.59%†	1.67%†
Net investment income	2.24%	4.99%	3.95%	4.09%	4.20%†	4.42%†

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS I †††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.03	0.06	0.05	0.05	0.02	0.05

Distributions to shareholders from
Net investment income	- 0.03	- 0.06	- 0.05	- 0.05	- 0.02	- 0.05

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.50%	6.15%	4.99%	5.21%	2.21%	5.27%
Ratios and supplemental data
Net assets, end of period (millions)	$ 2,685	$ 1,964	$ 1,908	$ 1,745	$ 610	$ 635
Ratios to average net assets
Expenses‡	0.56%	0.54%	0.53%	0.55%	0.59%†	0.48%
Net investment income	3.43%	5.97%	4.89%	5.07%	5.22%†	5.13%
(a) For the five months ended January 31, 1998. The Fund changed its fiscal year end from August 31 to January 31, effective January 31, 1998.
(b) For the period from August 1, 1997 (commencement of class operations) to August 31, 1997.
* Excluding applicable sales charges.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Represents an amount less than $0.005 per shares.
††† Effective at the close of businees on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  Municipal Money Market Fund

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.02	0.04	0.03	0.03	0.01	0.03

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.03	- 0.03	- 0.01	- 0.03

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.18%	3.69%	2.90%	3.07%	1.34%	3.13%
Ratios and supplemental data
Net assets, end of period (millions)	$ 953	$ 126	$ 708	$ 737	$ 672	$ 667
Ratios to average net assets
Expenses‡	0.88%	0.86%	0.86%	0.87%	0.88%†	0.83%
Net investment income	1.47%	3.59%	2.84%	3.02%	3.18%†	3.09%

Year Ended
	Year Ended January 31					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS I ††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.02	0.04	0.03	0.03	0.01	0.03

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.03	- 0.03	- 0.01	- 0.03

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.49%	4.00%	3.21%	3.38%	1.47%	3.44%
Ratios and supplemental data
Net assets, end of period (millions)	$ 489	$ 512	$ 591	$ 540	$ 386	$ 378
Ratios to average net assets
Expenses‡	0.56%	0.56%	0.56%	0.57%	0.58%†	0.53%
Net investment income	2.46%	3.89%	3.15%	3.30%	3.46%†	3.37%
(a) For the five months ended January 31, 1998. The Fund changed its fiscal year end from August 31 to January 31, effective January 31, 1998.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Effective at the close of businees on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  New Jersey Municipal Money Market Fund

Year Ended January 31,
	2002	2001	2000	1999 (a)
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.02	0.03	0.03	0.01

Distributions to shareholders from
Net investment income	- 0.02	- 0.03	- 0.03	- 0.01

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.11%	3.45%	2.59%	0.66%
Ratios and supplemental data
Net assets, end of period (millions)	$ 37	$ 34	$ 111	$ 95
Ratios to average net assets
Expenses‡	0.85%	0.82%	0.84%	0.85%†
Net investment income	2.01%	3.38%	2.57%	2.46%†

Year Ended January 31,
	2002	2001	2000 (b)
CLASS I ††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.02	0.04	0.02

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.02

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total return	2.42%	3.76%	2.47%
Ratios and supplemental data
Net assets, end of period (millions)	$ 6	$ 2	$ 2
Ratios to average net assets
Expenses‡	0.55%	0.53%	0.52%†
Net investment income	2.32%	3.69%	3.06%†
(a) For the period from October 26, 1998 (commencement of class operations) to January 31, 1999.
(b) For the period April 5, 1999 (commencement of class operations) to January 31, 2000.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Effective at the close of businees on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  New York Municipal Money Market Fund

Year Ended
January 31, 2002 (a)
CLASS A
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0 ††

Distributions to shareholders from
Net investment income	0 ††

Net asset value, end of period	$ 1.00
Total return	0.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,200
Ratios to average net assets
Expenses‡	0.88%†
Net investment income	0.92%†

Year Ended
January 31, 2002 (a)
CLASS I
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0 ††

Distributions to shareholders from
Net investment income	0 ††

Net asset value, end of period	$ 1.00
Total return	0.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3,710
Ratios to average net assets
Expenses‡	0.59%†
Net investment income	1.15%†
(a) For the period from September 24, 2001 (commencement of class operations) to January 31, 2002.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Represents an amount less than $0.005 per share.

  Pennsylvania Municipal Money Market Fund

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.02	0.04	0.03	0.03	0.01	0.03

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.03	- 0.03	- 0.01	- 0.03

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.27%	3.66%	2.90%	2.96%	1.34%	3.05%
Ratios and supplemental data
Net assets, end of period (millions)	$ 28	$ 19	$ 125	$ 96	$ 37	$ 36
Ratios to average net assets
Expenses‡	0.64%	0.65%	0.60%	0.61%	0.61%†	0.60%
Net investment income	2.17%	3.59%	2.87%	2.90%	3.15%†	3.01%

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS I ††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	0.02	0.04	0.03	0.03	0.01	0.03

Distributions to shareholders from
Net investment income	- 0.02	- 0.04	- 0.03	- 0.03	- 0.01	- 0.03

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	2.43%	3.82%	3.00%	3.07%	1.38%	3.15%
Ratios and supplemental data
Net assets, end of period (millions)	$ 80	$ 71	$ 62	$ 40	$ 33	$ 32
Ratios to average net assets
Expenses‡	0.48%	0.49%	0.50%	0.52%	0.51%†	0.50%
Net investment income	2.31%	3.73%	2.98%	3.02%	3.26%†	3.10%
(a) For the five months ended January 31, 1998. The Fund changed its fiscal year end from August 31 to January 31, effective January 31, 1998.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Effective at the close of business on May 31, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

  Treasury Money Market Fund

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS A
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.03	0.06	0.04	0.05	0.02	0.05

Distributions to shareholders from
Net investment income	- 0.03	- 0.06	- 0.04	- 0.05	- 0.02	- 0.05

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.00%	5.65%	4.38%	4.75%	2.07%	4.82%
Ratios and supplemental data
Net assets, end of period (millions)	$ 752	$ 743	$ 2,828	$ 3,366	$ 2,616	$ 2,485
Ratios to average net assets
Expenses‡	0.70%	0.73%	0.74%	0.73%	0.73%†	0.72%
Net investment income	2.98%	5.27%	4.28%	4.63%	4.89%†	4.73%

Year Ended
	Year Ended January 31,					August 31,
	2002	2001	2000	1999	1998 (a)	1997
CLASS I ††
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations
Net investment income	0.03	0.06	0.05	0.05	0.02	0.05

Distributions to shareholders from
Net investment income	- 0.03	- 0.06	- 0.05	- 0.05	- 0.02	- 0.05

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	3.31%	5.97%	4.69%	5.07%	2.20%	5.14%
Ratios and supplemental data
Net assets, end of period (millions)	$ 1,005	$ 1,032	$ 1,034	$ 1,045	$ 572	$ 547
Ratios to average net assets
Expenses‡	0.40%	0.43%	0.44%	0.43%	0.43%†	0.42%
Net investment income	3.21%	5.78%	4.58%	4.89%	5.19%†	5.02%
(a) For the five months ended January 31, 1998. The Fund changed its fiscal year end from August 31 to January 31, effective January 31, 1998.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.
†† Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  U.S. Government Money Market Fund

Year Ended
January 31, 2002 (a)
CLASS A
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.01

Distributions to shareholders from
Net investment income	- 0.01

Net asset value, end of period	$ 1.00
Total return	1.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3,774,155
Ratios to average net assets
Expenses‡	0.88%†
Net investment income	1.57%†

Year Ended
January 31, 2002 (a)
CLASS B
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.01

Distributions to shareholders from
Net investment income	- 0.01

Net asset value, end of period	$ 1.00
Total return*	0.84%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 64
Ratios to average net assets
Expenses‡	1.75%†
Net investment income	0.63%†
(a) For the period from June 26, 2001 (commencement of class operations) to January 31, 2002.
* Excluding applicable sales charges.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

Year Ended
January 31, 2002 (a)
CLASS C
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.01

Distributions to shareholders from
Net investment income	- 0.01

Net asset value, end of period	$ 1.00
Total return*	0.84%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 29
Ratios to average net assets
Expenses‡	1.77%†
Net investment income	0.63%†

Year Ended
January 31, 2002 (a)
CLASS I
Net asset value, beginning of period	$ 1.00
Income from investment operations
Net investment income	0.01

Distributions to shareholders from
Net investment income	- 0.01

Net asset value, end of period	$ 1.00
Total return	1.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3
Ratios to average net assets
Expenses‡	0.68%†
Net investment income	1.69%†
(a) For the period from June 26, 2001 (commencement of class operations) to January 31, 2002.
* Excluding applicable sales charges.
‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
† Annualized.

  OTHER FUND PRACTICES

  Taxable securities in which California Municipal Money Market Fund, Florida Municipal Money Market Fund, Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund may invest on a short-term basis include obligations of the U.S. government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest rating categories by any nationally recognized statistical ratings organization; commercial paper rated in the highest grade by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services; and certificates of deposit issued by U.S. branches of U.S. banks with assets of $1 billion or more.

  California Municipal Money Market Fund, Florida Municipal Money Market Fund, New Jersey Municipal Money Market Fund, New York Municipal Money Market Fund and Pennsylvania Municipal Money Market Fund do not intend to concentrate their investments in any one industry. However, from time to time, a Fund may invest 25% or more of its assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the others. Two examples of obligations related in this way are (i) an obligation, the interest on which is paid from revenues of similar type projects and (ii) obligations whose issuers are located in the same state.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

  Institutional Money Market Funds
  Institutional Money Market Fund
  Institutional Municipal Money Market Fund
  Institutional Treasury Money Market Fund
  Institutional U.S. Government Money Market Fund
  Institutional 100% Treasury Money Market Fund
  Cash Management Money Market Fund
  Prime Cash Management Money Market Fund

  Money Market Funds
  California Municipal Money Market Fund
  Florida Municipal Money Market Fund
  Money Market Fund
  Municipal Money Market Fund
  New Jersey Municipal Money Market Fund
  New York Municipal Money Market Fund
  Pennsylvania Municipal Money Market Fund
  Treasury Money Market Fund
  U.S. Government Money Market Fund

  State Municipal Bond Funds
  Connecticut Municipal Bond Fund
  Florida High Income Municipal Bond Fund
  Florida Municipal Bond Fund
  Georgia Municipal Bond Fund
  Maryland Municipal Bond Fund
  New Jersey Municipal Bond Fund
  North Carolina Municipal Bond Fund
  Pennsylvania Municipal Bond Fund
  South Carolina Municipal Bond Fund
  Virginia Municipal Bond Fund

  National Municipal Bond Funds
  High Grade Municipal Bond Fund
  High Income Municipal Bond Fund
  Intermediate Term Municipal Bond Fund
  Municipal Bond Fund
  Short-Intermediate Municipal Bond Fund

  Short and Intermediate Term Bond Funds
  Adjustable Rate Fund
  Fixed Income Fund
  Intermediate Term Bond Fund
  Limited Duration Fund
  Short-Duration Income Fund

  Intermediate and Long Term Bond Funds
  Core Bond Fund
  Diversified Bond Fund
  Fixed Income Fund II
  High Yield Bond Fund
  Income Plus Fund
  Quality Income Fund
  Select High Yield Bond Fund
  Strategic Income Fund
  U.S. Government Fund

  Balanced Funds
  Balanced Fund
  Foundation Fund
  Select Balanced Fund
  Tax Strategic Foundation Fund

  Growth and Income Funds
  Blue Chip Fund
  Equity Income Fund
  Equity Index Fund
  Growth and Income Fund
  Small Cap Value Fund
  Strategic Value Fund
  Value Fund

  Domestic Growth Funds
  Aggressive Growth Fund
  Capital Growth Fund
  Core Equity Fund
  Evergreen Fund
  Growth Fund
  Large Company Growth Fund
  Masters Fund
  Omega Fund
  Premier 20 Fund
  Secular Growth Fund
  Select Small Cap Growth Fund
  Select Strategic Growth Fund
  Small Company Growth Fund
  Special Equity Fund
  Special Values Fund
  Stock Selector Fund
  Tax Strategic Equity Fund

  Sector Funds
  Health Care Fund
  Technology Fund
  Utility and Telecommunications Fund

  Global and International Funds
  Emerging Markets Growth Fund
  Global Leaders Fund
  Global Opportunities Fund
  International Bond Fund
  International Growth Fund
  Latin America Fund
  Precious Metals Fund

  Evergreen Express Line

  Call 1-800-346-3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1-800-343-2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1-800-343-2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  www.evergreeninvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Funds of any inaccuracies.

  Annual and Semi-annual reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Money Market Funds, Ask for:

  The Funds’ most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Funds' portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. This report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.

  Evergreen Distributor, Inc.
  90 Park Avenue
  New York, New York 10016
  SEC File No.: 811-08555
  536120 RV10 (6/02)
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034